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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 2000

                         SCIENTIFIC GAMES HOLDINGS CORP.
             (Exact name of Registrant as Specified in its Charter)





          DELAWARE                       000-22298               58-1943521
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                          1500 BLUEGRASS LAKES PARKWAY
                            ALPHARETTA, GEORGIA 30004
                                 (770) 664-3700

(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)





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ITEM 5.        OTHER EVENTS


        On May 18, 2000, Scientific Games Holdings Corp., a corporation organized under the laws of the State of Delaware ("SG"), Autotote Corporation, a company organized under the laws of the State of Delaware ("Autotote") and ATX Enterprises, Inc., a corporation organized under the laws of the State of Delaware and wholly owned subsidiary of Autotote ("Merger Sub"), entered into an agreement and plan of merger whereby SG will merge (the "Merger") with and into Merger Sub, with SG as the surviving corporation in the Merger (the "Merger Agreement"). The description of the Merger Agreement set forth herein is qualified in its entirety by reference to the full text of such agreement.

        At the effective time of the Merger, each share of common stock, par value $0.001 per share, of SG ("SG Common Stock") outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $26 in cash. The Merger will be treated as a taxable purchase and sale of SG common stock for U.S. income tax purposes. Consummation of the Merger is subject to a number of conditions, including (1) the adoption of the Merger Agreement by the stockholders of SG entitled to vote thereon, (2) the approval by certain governmental entities and agencies and the expiration of all required regulatory waiting periods applicable to the Merger, and (3) certain other customary conditions.

        On May 19, 2000, SG and Autotote issued a joint press release concerning the proposed Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

        This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements with respect to the financial condition, results of operations and businesses of each of SGI and Autotote, including statements relating to the cost savings and opportunities for growth that are expected to result from the Merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual result to differ materially from those contemplated by such forward-looking statements including, among others, the following possibilities: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time-frame; (2) competitive pressures in the industries in which SG and Autotote compete intensify; (3) costs or difficulties related to the integration of the businesses of SGI and Autotote are greater than expected; (4) changes in general economic or capital market conditions, or in the lottery and gaming businesses in particular, adversely affect the operations of SG and Autotote; or (5) legislative or regulatory requirements or changes adversely affect the businesses of SG and Autotote. Such forward-looking statements speak only as of the date on which such statements were made and neither SG nor Autotote undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)            Financial statements of businesses acquired.

                       -      Not Applicable

(b)            Pro Forma financial information.

                       -      Not Applicable

(c)            Exhibits.

               99.1 Press release, dated May 19, 2000, issued jointly by Scientific Games Holdings Corp. and Autotote Corporation


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SCIENTIFIC GAMES HOLDINGS CORP.



Date:   May 25, 2000                         By:    /s/ C. Gray Bethea, Jr.
                                                --------------------------------
                                                C. Gray Bethea, Jr.
                                                Vice President, Secretary and
                                                General Counsel

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                                INDEX TO EXHIBITS


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EXHIBIT 99.1   Press release, dated May 19, 2000, issued jointly by
               Scientific Games Holdings Corp. and Autotote Corporation       5


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